                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent the use in this Registration Statement on Form SB-2 of our report dated February 6, 1997 and February 10, 1997, as to Note 9, relating to the financial statements of Apollo International of Delaware, Inc. and the reference to our Firm under the caption "Experts" in the prospectus.

                                          /s/ Most Horowitz & Company, LLP


New York, New York
May 30, 1997